Exhibit 10.4

                         RESOLUTIONS ADOPTED
                               BY THE
                         BOARD OF DIRECTORS
                                 OF
                         HUGHES SUPPLY, INC.
                          On March 18, 1998


      WHEREAS, the Hughes Supply, Inc. Directors' Stock Option Plan (the "Directors' Stock Option Plan") provides that in the event that an optionee ceases to be a Director for any reason other than death or disability, such optionee may exercise any option at any time within three months after the date on which the optionee ceases to be a Director; and

      WHEREAS, the Company's Board of Directors deems it to be in the best interest of the Company to extend the three month period referenced above to one year.

      NOW, THEREFORE, BE IT HEREBY RESOLVED, that the time period within which an optionee who ceases to be a Director, for any reason other than death or disability, may exercise his options under the Directors' Stock Option Plan shall be extended from three months to one year.





                       AMENDMENT NO. 1 TO
                       HUGHES SUPPLY, INC.
                  DIRECTORS' STOCK OPTION PLAN


     WHEREAS, the Board of Directors of Hughes Supply, Inc. (the
"Corporation") approved the Directors' Stock Option Plan (the
"Plan") on January 24, 1989 in the form attached hereto as Appendix
"A";

     WHEREAS, the letter from the staff of the Securities and Exchange Commission referred to in Section 14 of the Plan was issued by the Commission Staff on April 6, 1989 satisfying the conditions of Section 14;

     WHEREAS, the shareholders of the Corporation approved the Plan at the Annual Meeting of Shareholders held on May 30, 1989;

     WHEREAS, in accordance with the terms of Sections 3 and 4 of the Plan, options with respect to all of the stock authorized for options under the Plan have been granted and no additional options under the Plan may be granted in the absence of the expiration or termination of presently outstanding options or an amendment to the Plan increasing a number of shares as to which options may be granted; and

     WHEREAS, the Board of Directors of the Corporation on March
24, 1994 approved and recommended shareholder approval of an amendment to the Plan to increase by 75,000 the number of shares as to which options may be granted under the Plan; and

     WHEREAS, the shareholders approved the recommended amendment at Annual Meeting of Shareholders held on May 24, 1994 increasing from 60,000 to 135,000 the number of shares with respect to which options may be granted under the Plan from 60,000 shares to 135,000 shares;

     NOW, THEREFORE, IN WITNESS THEREOF, the following provisions of the Plan are hereby amended and modified as follows:

                           Section 3.

     Section 3. Participants and Options is hereby amended and modified to amend and modify subparagraph (ii) thereof and to add a new subparagraph (iii) as follows:

     3. PARTICIPANTS AND OPTIONS

          (ii) In addition to the options referred to in subparagraph (i) above, during the term of the Plan until, but not including, the date of the 1994 annual meeting of shareholders a subsequent grant of options for an aggregate of 12,000 shares, or such lesser number of shares as shall then constitute all of the remaining shares which are authorized for options under the Plan but which are not then subject to options under the Plan, within the limitation set forth in Section 4 hereof, divided equally (rounded, if necessary, down to the nearest whole number of shares) among the Participants under the Plan, will be made at the meeting of the Board of Directors of the Corporation immediately following the 1990 annual meeting of stockholders of the Corporation and at each Board meeting immediately following each annual meeting of stockholders thereafter during the term of the Plan and prior to the 1994 annual meeting of shareholders.

          (iii) In addition to the options referred to in subparagraphs (i) and (ii) above, during the term of the Plan beginning with the date of the 1994 annual meeting of shareholders a subsequent grant of options for an aggregate of 15,000 shares or such lesser number of shares as shall then constitute all of the remaining shares which are authorized for options under the Plan but which are not then subject to options under the Plan, within the limitations set forth in Section 4 hereof, divided equally (rounded, if necessary, down to the nearest whole number of shares) among the Participants under the Plan, will be made at the meeting of the Board of Directors of the Corporation immediately following the 1994 annual meeting of stockholders of the Corporation at each Board meeting immediately following each annual meeting of stockholders thereafter during the term of the Plan.

                           Section 4.

     Section 4. Stock is hereby amended and modified to read in its entirety as follows:

     4.  STOCK

          The stock which may be subject to options under the Plan shall be 135,000 shares of the Corporation's authorized but unissued or reacquired $1.00 par value common stock hereafter sometimes called capital stock. The aggregate number of shares of capital stock which are subject to outstanding options and which will be subject to options to be granted under the Plan shall be subject to adjustment in accordance with the provisions of subsection (h) of Section 5 hereof.

          In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of capital stock allocable to the unexercised portion of such option may again be subject to an option under the Plan.

          Of the stock which may be subject to options under the Plan, 75,000 of such shares have been added by an amendment to the Plan approved by the stockholders on May 24, 1994 and such additional shares constitute shares as to which "Amendment Options" within the meaning of
     Section 6 hereof may be granted and approval by the stockholders of such amendment extends the term of the Plan in accordance with Section 6 hereof.


     Except as hereinbefore set forth, the Plan shall remain unchanged and in full force and effect.

     The amendments and modifications set forth in this Amendment
No. 1 to Hughes Supply, Inc. Directors' Stock Option Plan were approved and adopted by the Board of Directors and the stockholders on the dates hereinabove set forth.

     Witness my hand and the seal of the Corporation this 24th day of May, 1994.



                              /s/Robert N. Blackford
                              Robert N. Blackford, Secretary
                              Hughes Supply, Inc.




                            AMENDMENT NO. 5 TO
                            HUGHES SUPPLY, INC.
                       DIRECTORS' STOCK OPTION PLAN

       WHEREAS, the Board of Directors of Hughes Supply, Inc. (the "Corporation") approved the Directors' Stock Option Plan (the "Plan") on January 24, 1989;

      WHEREAS, the shareholders of the Corporation approved the Plan at the Annual Meeting of Shareholders held on May 25, 1989;

      WHEREAS, the Plan was first amended on May 24, 1994 to increase the number of shares with respect to which options may be granted under the Plan from 60,000 shares to 135,000 shares;

      WHEREAS, the Corporation had a three-for-two stock split that became effective on July 10, 1997 (the "1997 Stock Split");

      WHEREAS, in accordance with Section 8 of the Plan, the Board of Directors of the Corporation desired to amend the Plan to increase the number of shares as to which options may be granted from 202,500 shares (adjusted to reflect the 1997 Stock Split) by 100,000 shares to 302,500 shares, and the shareholders approved such amendment on May 19, 1999; and

     WHEREAS, under the terms of the Plan, the approval by the shareholders of the Corporation of this increase in the number of shares as to which options may be granted will extend the term of the Plan as to those options until May 19, 2009.

     NOW, THEREFORE, the Plan is hereby amended as follows, effective as of May 19, 1999:

     1.   By adding the following Section 3(iv):

           "In  addition  to the options referred to in subparagraphs  (i),
     (ii), and (iii) above, during the term of the Plan beginning with the date of the 1999 annual meeting of shareholders a subsequent grant of options for an aggregate of 20,000 shares or such lesser number of shares as shall then constitute all of the remaining shares which are authorized for options under the Plan but which are not subject to options under the Plan, within the limitations set forth in Section 4 hereof, divided equally (rounded, if necessary, down to the nearest whole number of shares) among the Participants under the Plan, will be made at the meeting of the Board of Directors of the Corporation immediately following the 1999 annual meeting of shareholders of the Corporation and at each Board meeting immediately following each annual meeting of shareholders thereafter during the term of the Plan."

     2.   By replacing Section 4 with the following:

          "The stock which may be subject to options under the Plan shall be 302,500 shares of the Corporation's authorized but unissued or reacquired $1.00 par value common stock hereafter sometimes called capital stock. The aggregate number of shares of capital stock which are subject to outstanding options and which will be subject to options to be granted under the Plan shall be subject to adjustment in accordance with the provisions of subsection (h) of Section 5 hereof.

          In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of capital stock allocable to the unexercised portion of such option may again be subject to an option under the Plan.

          Of the stock which may be subject to options under the Plan, 90,000 of such shares (adjusted to reflect the three-for-two stock split which became effective on July 7, 1997) have been added by an amendment to the Plan approved by the shareholders on May 24, 1994 and 100,000 of such shares have been added by an amendment to the Plan approved by the shareholders on May 19, 1999. Such additional shares constitute shares to which "Amendment Options" within the meaning of
     Section 6 hereof may be granted. Approval by the shareholders of such amendments of May 24, 1994 and May 19, 1999 amends the term of the Plan in accordance with Section 6 hereof."

     Except as set forth above, the Plan shall remain unchanged and in full force and effect.

      This Amendment is executed by the Corporation this ___ day of _________, 1999.


                                    HUGHES SUPPLY, INC.


                              By:

                              Title:






                       HUGHES SUPPLY, INC.

                  Directors' Stock Option Plan


     1.   PURPOSE

          This Directors Stock Option Plan (the "Plan") is intended as an incentive and to encourage Directors of Hughes Supply, Inc. (the "Corporation") who are not, and for the previous twelve (12) months have not been, employees of the Corporation eligible to participate in the Hughes Supply, Inc. 1988 Stock Option Plan (the "Employee Plan") to increase their stock ownership and proprietary interest in the success of the Corporation, to encourage them to continue as Directors of the Corporation and as an incentive to work to increase the value of the stock of the Corporation. The options to be issued pursuant to this Plan shall not constitute incentive stock options within the meaning of Sec. 422A of the 1986 Internal Revenue Code, as amended (the "Code").

     2.   ADMINISTRATION

          The Plan shall be administered by a Directors' Stock Option Plan committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than three (3) members of the Corporation's Board of Directors who are not,,employees of the Corporation and who are "disinterested persons as that term is defined in Rule 16b-3(d) under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor statute or regulation regarding the same subject matter. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall elect one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts of the Committee taken by a majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. A nonemployee Director shall receive options under the Plan whether or not such Director also serves as a member of the Committee. Subject to the provisions of the Plan the Committee may from time to time adopt such rules for administration of the Plan as it deems appropriate.

          The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

     3.   PARTICIPANTS AND OPTIONS

          The persons who shall be participants under the Plan (the "Participants") shall be all such Directors of the Corporation as are not on the date of the grant of an option under the Plan, and for a period of at least twelve (12) months prior to the grant of such option have not been, employees of the Corporation. Options are granted and shall be granted to Participants under the Plan as follows:

               (i)  Subject to approval of the Plan by the
stockholders in accordance with Section 13 hereof and to the receipt by the Corporation of the letter from the staff of the Securities and Exchange Commission referred to in Section 14 hereof, an initial grant of an aggregate of 12,000 shares divided equally (rounded, if necessary, down to the nearest whole number of shares) among the Participants is made effective as of January 24, 1989 to the Participants on that date.

               (ii) In addition to the options referred to in subparagraph (i) above, during the term of the Plan a subsequent grant of options for an aggregate of 12,000 shares or such lesser number of shares as shall then constitute all of the remaining shares which are not then, but which may be subject to options under the Plan within the limitation set forth in Section 4 hereof, divided equally (rounded, if necessary, down to the nearest whole number of shares) among the then Participants under the Plan, will be made at the meeting of the Board of Directors of the Corporation immediately following the 1990 annual meeting of stockholders of the Corporation and at each Board meeting immediately following each annual meeting of stockholders of the Corporation thereafter during the term of the Plan.

     4.   STOCK

          The stock which may be subject to the options under the Plan shall be 60,000 shares of the Corporations authorized but unissued or reacquired $1.00 par value common stock hereafter sometimes called capital stock. The aggregate number of shares of capital stock which are subject to outstanding options and which will be subject to options to be granted under the Plan shall be subject to adjustment in accordance with the provisions of subsection (h) of Section 5 hereof.

          In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of capital stock allocable to the unexercised portion of such option may again be subjected to an option under the Plan.

     5.   TERMS AND CONDITIONS OF OPTIONS: STOCK OPTION AGREEMENTS

          Stock options granted pursuant to the Plan shall be evidenced by stock option agreements in such form as the Committee shall from time to time recommend and the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

          (a)  Optionee's Agreement

               Each optionee shall agree to remain as a Director of the Corporation but such agreement shall not impose upon the Corporation any obligation to retain the optionee as a Director for any period.

          (b)  Number of Shares

               Each option shall state the number of shares to which it pertains.

          (c)  Option Price

               Each option shall state the option price, which shall be not less than one hundred percent (100%) of the fair market value of the shares of capital stock of the Corporation on the date of the granting of the option. During such time as such stock is not listed upon an established stock exchange the fair market value per share shall be the mean between dealer "bid" and "ask" prices of the capital stock in over-the-counter market applicable to transactions effected in Orlando, Florida on the day the option is granted, as reported by the National Association of Securities Dealers, Inc. If the stock is listed upon an established stock exchange or exchanges such fair market value shall be deemed to be the highest closing price of the capital stock on such stock exchange or exchanges on the day the option is granted or if no sale of the Corporation's capital stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock. Subject to the foregoing, the Board of Directors and the Committee in fixing the option price shall have full authority and discretion and be fully protected in doing so.

          (d)  Medium and Time of Payment

               The option price shall be payable in United States dollars upon the exercise of the option and may be paid in cash, by check or with shares of capital stock of the Corporation valued at their fair market value, as that term is defined in the preceding paragraph.

          (e)  Term and Exercise of Options

               An option shall be exercisable either in whole or in part at any time after the date on which it is granted and prior to its expiration date which, unless sooner terminated under subsections (f) or (g) of this Section 5 hereof, shall be ten (10) years from the date on which it is granted. The procedure for exercise of an option shall be as set forth in the Plan and in the stock option agreement evidencing the grant of the option. In the event of any conflict between the language of the stock option agreement and the language of the Plan, the language of the Plan shall govern. No option shall be exercisable after its expiration date. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number at the time purchasable under the option. During the lifetime of the optionee, the option shall be exercisable only by him and shall not be assignable or transferable by him and no other person shall acquire any rights therein.

          (f)  Termination of Service as a Director Except Death

               In the event that an optionee shall cease to be a Director of the Corporation for any reason other than his death, subject to the condition that no option shall be exercisable after its expiration date, such optionee shall have the right to exercise the option at any time within three (3) months after such termination as a Director to the extent his right to exercise such option has not previously been exercised at the date of such termination. For purposes of this paragraph, in the case of an optionee who becomes disabled within the meaning of Sec. 22(3)(e) of the Code, the words "three months" shall be replaced by the words "one year".

          (g)  Death of Optionee and Transfer of Option

               If the optionee shall die while a Director of the Corporation or within a period of three (3) months after the termination of his service as a Director of the Corporation and shall not have fully exercised the option, an option may be exercised at any time within one (1) year after the optionee's death, subject to the condition that no option shall be exercisable after its expiration date, to the extent that the optionee's right to exercise such option at the time of his death had not been previously exercised, by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance or by reason of the death of the decedent.

               No option shall be transferable by the optionee otherwise than by Will or the laws of descent and distribution.

          (h) Recapitalization

               Subject to any required action by the stockholders, the number of shares of capital stock which are subject to each outstanding option or which will be subject to each option to be granted under the Plan, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of capital stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the capital stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

               Subject to any required action by the stockholders if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of capital stock subject to the option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding option to terminate provided that each optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise his option in whole or in part.

               In the event of a change in the capital stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the capital stock within the meaning of the Plan.

               To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

               Except as hereinbefore expressly provided in this subsection 5(h), the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of capital stock subject to the option.

               The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (i)  Rights as a Stockholder

               An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his option until the date of the issuance of a stock certificate to him for such shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in subsection 5(h) hereof.

          (j)  Modification, Extension and Renewal of Options

               Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of an option shall, without consent of the optionee, alter or impair any rights of obligations under any option theretofore granted under the Plan.

          (k)  Investment Purpose

               Each option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event the stock subject to such option is registered under the Securities Act of 1933, as amended (the "Securities Act"), or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act, or any other applicable law, regulation, or rule of any governmental agency.

          (I)  Other Provisions

               The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee and the Board of Directors of the Corporation shall deem advisable.

     6.   EFFECTIVE DATE AND TERM OF PLAN

          Subject to approval by the stockholders as required by
Section 13 hereof and to the receipt by the Corporation of the letter from the staff of the Securities and Exchange Commission referred to in Section 14 hereof, the Plan shall become effective as of January 24, 1989, the date of its adoption by the Board of Directors of the Corporation and, subject to such stockholder approval and the receipt of such letter, the initial grant of options hereunder as provided in subsection 3(i) shall be effective as of the effective date of the Plan. This Plan shall remain in effect and options shall be granted hereunder from time to time until ten (10) years from the date the Plan is approved by the stockholders or until terminated by the Board of Directors in accordance with Section 8 hereof, whichever is earlier. Notwithstanding the foregoing part of this Section 6, with respect to any amendment to this Plan adopted for the purpose of increasing the number of shares as to which options ("Amendment Options") may be granted hereunder, the Plan shall remain in effect as to Amendment Options and Amendment Options may be granted hereunder from time to time until ten (10) years from the date such amendment is adopted or the date such amendment is approved by the stockholders if such approval is required or until the Plan, as amended, is terminated by the Board of Directors in accordance with
Section 8 hereof, whichever is earlier. For purposes of options outstanding under the Plan the Plan shall continue in effect until all outstanding options have been exercised in full or are no longer exercisable.

     7.   INDEMNIFICATION OF COMMITTEE

          In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof, not to exceed, in the judgment of the Board of Directors, the estimated expense of litigating the proceeding to conclusion (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the member of the Committee is liable. A Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

     8.   AMENDMENT OF THE PLAN

          The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall change the number of shares subject to the Plan, extend the term of the Plan or the term of any option which may be granted under the Plan, change the designation of the Participants or the manner in which options are granted under the Plan or materially increase the benefits accruing under the Plan (materially, within the meaning of Rule 16b-3 implementing the Exchange Act), decrease the price at which options may be granted or remove the administration of the Plan from the Committee (except as may be required by the staff of the Commission to provide the letter described in Section 13 hereof).

     9.   APPLICATION OF FUNDS

          The proceeds received by the Corporation from the sale of capital stock pursuant to options will be used for general corporate purposes.

     10.  NO OBLIGATION TO EXERCISE OPTION

          The granting of an option shall impose no obligation upon the optionee to exercise such option.

     11.  WITHHOLDING

          The exercise of any option granted under the Plan shall constitute an optionee's full and complete consent to whatever action the Committee directs to satisfy the federal and state withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.

     12.  CONSTRUCTION

          The Plan shall be construed under the laws of the State of Florida.

     13.  APPROVAL OF STOCKHOLDERS

          The Plan shall be submitted for approval by the stockholders of the Corporation within twelve (12) months from the date the Plan is adopted by the Board of Directors. Any amendment to the Plan requiring approval by the stockholders of the Corporation shall be submitted for approval by the stockholders within twelve (12) months from the date the amendment is adopted by the Board of Directors.

          The initial options granted under the Plan, as set forth in subsection 3(i) hereof are granted as of the date set forth therein; provided, however, that such options shall not be exercisable until after the date on which the Plan shall have approved by a vote of the stockholders. Options may be granted pursuant to any amendment to this Plan adopted for the purpose of increasing the number of shares as to which options may be granted, the types of options which may be granted or the rights applicable to options which may be granted hereunder, commencing with the date of adoption of such amendment by the Board of Directors of the Corporation; provided, however, that options granted in reliance upon any such amendment shall not be exercisable until the date on which such amendment shall have been submitted for approval of the stockholders.

     14.  LETTER FROM COMMISSION STAFF

          The Corporation will request a letter from the staff of the Securities and Exchange Commission (the "Commission") concurring with the opinion of legal counsel to the Corporation that the Plan complies with the requirements set forth in Rule 16b-3 promulgated by the Commission to provide exemptive relief from certain aspects of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If, as a condition of providing its concurring letter, the staff of the Commission requires modifications to the Plan which are not material and such modifications are approved by the Board of Directors, the Plan shall be so modified and amended under the provisions of Section 8 hereof. In the event the Corporation is unable to obtain the aforementioned concurring letter from the staff of the Commission as required by this Section 14 or the Plan is not approved by the stockholders as required by Section 13 hereof, the Plan shall be deemed null and void ab initio.